UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 20, 2012

ARES CAPITAL CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	000-50697	33-1089684
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Park Avenue, 44th Floor, New York, NY	10167
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 750-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 20, 2012, Ares Capital Corporation (the “Company”) entered into (i) a Purchase and Sale Agreement (the “Purchase and Sale Agreement”) with Ares Capital JB Funding LLC, a wholly owned subsidiary of the Company (“ACJB LLC”), pursuant to which the Company will sell to ACJB LLC certain first lien loans it has originated or acquired, or will originate or acquire (the “Loans”) from time to time, (ii) a Loan and Servicing Agreement (the “Loan and Servicing Agreement” and, together with the Purchase and Sale Agreement, the “Agreements”) with ACJB LLC, as the borrower, Sumitomo Mitsui Banking Corporation (“SMBC”), as the administrative agent, collateral agent, and lender, and U.S. Bank National Association, as collateral custodian and bank, pursuant to which SMBC has agreed to extend credit to ACJB LLC in an aggregate principal amount up to $200,000,000 at any one time outstanding (the “Revolving Funding Facility”) and (iii) various supporting documentation, including a controlled account agreement and powers of attorney.

The obligations of ACJB LLC under the Revolving Funding Facility are secured by all of the assets held by ACJB LLC, including the Loans sold or transferred by the Company to ACJB LLC.  The Revolving Funding Facility is a revolving funding facility with a reinvestment period ending January 20, 2015 and a final maturity date of January 20, 2020.  The reinvestment period and final maturity are both subject to two one-year extensions by mutual agreement.  Subject to certain exceptions, the interest charged on the Revolving Funding Facility is based on LIBOR plus 2.125% (with no floor) or a “base rate” (which is the greater of a prime rate and the federal funds rate plus 0.50%) plus 1.125% (with no floor).  Under the Agreements, the Company and ACJB LLC, as applicable, have made representations and warranties regarding the Loans, as well as their businesses and properties, and are required to comply with various covenants, servicing procedures, limitations on disposition of Loans, reporting requirements and other customary requirements for similar revolving funding facilities.  The Loan and Servicing Agreement includes usual and customary events of default for revolving funding facilities of this nature, including allowing SMBC, upon a default, to accelerate and foreclose on the Loans and to pursue the rights under the Loans directly with the obligors thereof.

Borrowings under the Revolving Funding Facility are subject to various covenants and the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the Revolving Funding Facility and is qualified in its entirety by reference to copies of the Loan and Servicing Agreement and the Purchase and Sale Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report on Form 8-K and incorporated by reference herein.

On January 24, 2012, Ares Capital Corporation issued a press release announcing that it entered into the Agreements.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference. The information disclosed in and pursuant to this paragraph, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of Registrant.

The information contained in Item 1.01 to this current report on Form 8-K is by this reference incorporated in this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

10.1

Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank.

10.2	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller.
99.1	Press Release, dated as of January 24, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES CAPITAL CORPORATION

Date: January 24, 2012
	By:	/s/ Penni F. Roll
	Name:	Penni F. Roll
	Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1

Loan and Servicing Agreement, dated as of January 20, 2012, among Ares Capital JB Funding LLC, as borrower, Ares Capital Corporation, as servicer and transferor, Sumitomo Mitsui Banking Corporation, as administrative agent, collateral agent and lender, and U.S. Bank National Association, as collateral custodian and bank.

10.2	Purchase and Sale Agreement, dated as of January 20, 2012, between Ares Capital JB Funding LLC, as purchaser, and Ares Capital Corporation, as seller.
99.1	Press Release, dated as of January 24, 2012.